UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

DESKTOP METAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On July 3, 2024, the following communication was sent to customers and collaborators of Desktop Metal, Inc.:

Hello Customers and Collaborators of Desktop Metal brands,

Before the market opened, it was announced that Nano Dimension and DM have reached a definitive agreement under which Nano Dimension will acquire all outstanding shares of Desktop Metal in an all-cash transaction. Financial details of the announcement can be found in our press release.

Desktop Metal and Nano Dimension believe that this transaction, which is subject to customary approvals, is in the best interest of our business, as well as its shareholders, employees, and customers. This new company aims to improve our financial strength, resiliency, and growth trajectory. Essentially, it will make our company even stronger to serve you.

We expect business to continue as usual through the closing of this deal, which is expected to close in in the fourth quarter.

Here are the top reasons we have agreed to this transaction and believe it will ultimately benefit our customers. This deal:

1.	Cements our leadership as a premium industrial Additive Manufacturing Company focused on delivering metal, electronics, casting, polymer, micro-polymer and ceramics applications

2.	Improves our financial strength, resiliency, and growth trajectory as Nano Dimension is one of the best capitalized companies in AM today

3.	Positions the combined company for significant value creation through greater scale, product offerings, and diversification amidst a shift toward production AM applications

4.	Extends our world-class service to a broader range of industries and applications.

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During the time between this announcement and the closing of the deal – which is subject to customary approvals and closing conditions, including applicable regulatory approvals – business will continue as normal. Desktop Metal and our brands – which include ExOne, ETEC, Desktop Health, Desktop Labs, Aidro, Adaptive3D, and Figur – will continue operating as an independent entity.

While I’m sure many of you will have questions, we may not have all of the answers in the near term. That said, we will certainly do our best to answer your questions, so feel free to reach out to your regular Desktop Metal contact and pass those inquiries along.

Please be assured that we will provide you with additional information regarding post-closing plans as we proceed through this process and as plans are made for an integration.

Thank you,

Ric Fulop

Founder and CEO

Desktop Metal

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements include statements relating to the proposed transaction between Desktop Metal and Nano, including statements regarding the benefits of the transaction and the anticipated timing of the transaction, and information regarding Desktop Metal’s business, including expectations regarding outlook and all underlying assumptions, Nano’s and Desktop Metal’s objectives, plans and strategies, information relating to operating trends in markets where Desktop Metal operates, statements that contain projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Desktop Metal intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” “may,” “will,” “intends,” “projects,” “could,” “would,” “estimate,” “potential,” “continue,” “plan,” “target,” or the negative of these words or similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Desktop Metal’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may cause Desktop Metal’s or Nano’s actual results or performance to be materially different from those expressed or implied in the forward-looking statements include, but are not limited to, (i) the ultimate outcome of the proposed transaction between Desktop Metal and Nano, including the possibility that Desktop Metal’s stockholders will reject the proposed transaction; (ii) the effect of the announcement of the proposed transaction on the ability of Desktop Metal to operate its business and retain and hire key personnel and to maintain favorable business relationships; (iii) the timing of the proposed transaction; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction; (v) the ability to satisfy closing conditions to the completion of the proposed transaction (including any necessary stockholder approvals); (vi) other risks related to the completion of the proposed transaction and actions related thereto; (vii) those factors and risks described in Item 3.D “Key Information - Risk Factors,” Item 4 “Information on the Company”, and Item 5 “Operating and Financial Review and Prospects” in Nano’s Annual Report on Form 20-F for the year ended December 31, 2023 and Part 1, Item 1A, “Risk Factors” in Desktop Metal’s Annual Report on Form 10-K for the year ended December 31, 2023 and Part II, Item 1A, “Risk Factors” in Desktop Metal’s most recent Quarterly Reports on Form 10-Q, each filed with the SEC, and in Desktop Metal’s other filings with the SEC.

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The forward-looking statements included in this communication are made only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Desktop Metal intends to file a proxy statement with the SEC. Desktop Metal may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that Desktop Metal may file with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of Desktop Metal. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Desktop Metal and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Desktop Metal will be available free of charge on Desktop Metal’s website at https://ir.desktopmetal.com/sec-filings/all-sec-filings.

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Participants in the Solicitation

Desktop Metal, Nano and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Desktop Metal is set forth in Desktop Metal’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2024. Information about the directors and executive officers of Nano is set forth in Nano’s Annual Report on Form 20-F, which was filed with the SEC on March 21, 2024. Other information regarding persons why may be deemed to be participants in the solicitation of Desktop Metal’s stockholders in connection with the proposed transaction and any direct or indirect interests they may have in the proposed transaction will be set forth in Desktop Metal’s definitive proxy statement for its special meeting of stockholders when it is filed with the SEC.

Desktop Metal, 63 Third Avenue, Burlington, MA 01803, United States, (978) 224-1244

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